Exhibit 99.1

Written Statement of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

(This Written Statement shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.)

     The undersigned, the Chief Executive Officer and the Chief Financial Officer of Guilford Pharmaceuticals Inc. (the “Company”), each hereby certifies that, to his/her knowledge on the date hereof:

(a)	the Form 10-Q of the Company for the Quarterly Period Ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig R. Smith, M.D. Craig R. Smith, M.D. Chairman of the Board and Chief Executive Officer November 14, 2002

/s/ Andrew R. Jordan Andrew R. Jordan Senior Vice President and Chief Financial Officer November 14, 2002